Exhibit 10.16
                                                              =======
                                                              NUMBER:
                                                              **002**
                                                              =======

         THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR TRANSFERRED IN WHOLE OR IN PART, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), HAS BEEN DECLARED EFFECTIVE WITH RESPECT TO SUCH SECURITIES, OR COUNSEL SATISFACTORY TO FULLNET COMMUNICATIONS, INC. HAS RENDERED AN OPINION TO FULLNET COMMUNICATIONS, INC. IN FORM AND SUBSTANCE SATISFACTORY TO FULLNET COMMUNICATIONS, INC. THAT THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT OR THE RULES AND REGULATIONS THEREUNDER.

                                  STOCK OPTION

                        OPTIONS TO PURCHASE COMMON STOCK

                                       OF

                          FULLNET COMMUNICATIONS, INC.

                             Date: December 8, 2000

         This is to certify that, for value received, Timothy J. Kilkenny or any subsequent holder or holders of option rights hereunder by virtue of assignment or transfer ("Holder") is entitled to purchase, subject to the provisions of this Stock Option (this "Option"), from FULLNET COMMUNICATIONS, INC., an Oklahoma corporation (the "Company"), up to ONE HUNDRED THOUSAND (100,000) shares of Common Stock, $.00001 par value, of the Company (the "Stock") at an exercise price of ONE DOLLAR ($1.00) per share (the "Exercise Price"), for an aggregate exercise price of ONE HUNDRED THOUSAND DOLLARS ($100,000) (the "Aggregate Exercise Price"). With the exception of any adjustments pursuant to
Section 4 of this Option, the Stock issuable upon exercise of this Option shall be in all respects identical to the Common Stock issued and outstanding of the Company as of the date hereof. The shares of Stock or other securities deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as the "Option Securities." The vested and exercisable portion of this Option may be exercised by the Holder at any time in whole or in part. Unless the context otherwise requires, the term "Option" or "Options" as used herein includes this Option and any other Option or Options that may be issued pursuant to the provisions of this Option, whether upon transfer, assignment, partial exercise, divisions, combinations, exchange or otherwise, and the term "Holder" includes any registered transferee or transferees or registered assignee or assignees of Holder, who in each case shall be subject to the provisions of this Option, and when used with reference to Option Securities, means the holder or holders of such Option Securities.

         SECTION 1. Exercise of Option. Subject to the provisions hereof, one-third of this Option shall vest and become exercisable, on a cumulative basis, on each anniversary date of the grant of this Option from its date of issuance so long as Timothy J. Kilkenny continues to provide services to the Company in a capacity of equal or greater responsibility than he was on the date of grant and the vested and exercisable portion of this Option may be exercised in whole or in part at any time or from time to time during the period commencing with its vesting (the "Commencement Date") and ending 5:00 P.M., Central Standard Time, on December 8, 2010 (the "Expiration Date") in accordance with Section 1.1 and/or Section 1.2 hereof. Upon such exercise, the Company shall issue to the Holder one or more certificates for the Option Securities, as appropriate. If this Option is exercised in part only, the Company shall, promptly after presentation of this Option upon such exercise, execute and deliver a new Option evidencing the rights of Holder thereof to purchase the balance of the Option Securities purchasable hereunder upon the same terms and conditions as herein set forth.

                  SECTION 1.1 Cash Exercise. The Holder hereof may effect a cash exercise of all or any portion of the vested and exercisable portion of this Option by surrender of this Option, together with the duly executed Purchase Form annexed hereto, to the Company at its principal offices at any time prior to the Expiration Date, accompanied by payment in cash or by certified or official bank check payable to the order of the Company in the amount equal to Exercise Price multiplied by the number of Option Securities specified in the Purchase Form.

                  SECTION 1.2 Receipt of Stock in Lieu of Cash Payment. The Holder hereof may effect an exercise of all or any portion of the vested and exercisable portion of this Option by surrendering this Option Agreement, together with the duly executed Purchase Form annexed hereto, to the Company at its principal offices at any time prior to the Expiration Date, accompanied by a certificate or certificates evidencing the number of Mature Shares (as defined below) held by the Holder, in which no payment of cash will be required to the extent that the Market Value (as defined below) of the Mature Shares equals or exceeds the total exercise price of the number of Option Securities for which this Option is being exercised. In the event a cash payment shall be required, such cash payment shall be determined in accordance with
         Section 1.1 with respect to the number of Option Securities having a total Exercise Price in excess of the Market Value of the Mature Shares accompanying the Purchase Form. The number of Option Securities to be issued to the Holder pursuant to exercise of this Option in accordance with this Section shall be determined by multiplying the number of Mature Shares (held by the Holder) by the Market Value (as defined below) of the Common Stock of the Company and dividing such amount by the Exercise Price of the Options Securities being purchased, less the number of Mature Shares held by the Holder evidenced by the certificate or certificates accompanying the Purchase Form. For purposes of this calculation the number of Mature Shares shall be limited to that number which when multiplied by the Market Value (as defined below) of the Common Stock of the Company yields a value which is less than or equal to the total exercise price of the number of Option Securities for which this Option is being exercised. Thereafter, the Mature Shares delivered to the Company will not be canceled, but will be redelivered to the Holder, as well as the number of Option Securities issuable pursuant to exercise of this Option in accordance with this Section. For purposes hereof, (i) "Mature Shares" shall mean the number of shares of Common Stock evidenced by the certificate or certificates accompanying the Purchase Form that have been held by the Holder for more than six months on the date of issuance of the Option Securities pursuant to exercise of this Option and (ii) "Market Value" shall mean, as of the close of the business day preceding the date of exercise of this Option, (A) if the Common Stock is listed for trading on a national or regional stock exchange or is included on the Nasdaq National Market or SmallCap Market, the closing sale price quoted on such exchange or the Nasdaq National Market or SmallCap Market which is published in The Wall Street Journal for the trading day immediately preceding the date of exercise, or if no trade of the Common Stock shall have been reported on such date, the last sale price so quoted for the next day prior thereto on which a trade in the Common Stock was so reported or (B) if the Common Stock is not so listed or admitted to trading or included on a national or regional stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the average of the closing highest reported bid and lowest reported ask price as quoted on the National Association of Securities Dealer's OTC Bulletin Board or in the "pink sheets" published by the National Daily Quotation Bureau for the business day immediately preceding the date of exercise on which the Common Stock is traded or, if no trade of the Common Stock shall have been reported on such date, the last sale price so quoted for the next day prior thereto on which a trade in the Common Stock was quoted.

         SECTION 2. Reservation of Shares. The Company shall at all times after the Commencement Date and until expiration of this Option reserve for issuance and delivery upon exercise of this Option the number of Option Securities as shall be required for issuance and delivery upon exercise of this Option.

         SECTION 3. Transfer, Exchange, Assignment or Loss of Option.


         3.1 This Option may be assigned or transferred, in whole or in part, as provided herein so long as such assignment or transfer is in accordance with and subject to the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (said Act and such rules and Regulations being hereinafter collectively referred to as the "Securities Act"). Any purported transfer or assignment made other than in accordance with this
Section 3 shall be null and void and of no force and effect.

         3.2 Any assignment permitted hereunder shall be made by surrender of this Option to the Company at its principal office with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and designate the assignee as the registered holder on the Company's records and this Option shall promptly be canceled. This Option may be divided or combined with other Options which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by Holder hereof, specifying the names and denominations in which new Options are to be issued.

         3.3 Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification to the Company or (in the case of mutilation) presentation of this Option for surrender and cancellation, the Company will execute and deliver a new Option of like tenor and date and any such lost, stolen, destroyed or mutilated Option shall thereupon become void. This Option may be exchanged at the option of the Holder for another Option or Options of different denominations, of like tenor and evidencing in the aggregate the number of shares of Stock or Option Securities purchasable pursuant to this Option, upon surrender of this Option, with the Form of Assignment duly filled in and executed, to the Company at its principal office, at any time or from time to time after the close of business on the date hereof and prior to the close of business on the Expiration Date. The Company shall promptly cancel the surrendered Option and deliver the new Option or Options pursuant to the provisions of this Section.

         SECTION 4. Adjustment in the Number, Kind and Price of Option Securities. The number and kind of Option Securities purchasable upon exercise of this Option shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

         4.1 In the event the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock or of capital stock convertible into Stock on its outstanding Stock, (ii) subdivide its outstanding shares of Stock into a greater number of such shares, or (iii) combine its outstanding shares of Stock into a smaller number of such shares, the total number of shares of Stock purchasable upon the exercise of this Option immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same Aggregate Exercise Price the number of shares of Stock and the number of shares of capital stock convertible into Stock which such Holder would have owned or have been entitled to receive immediately following the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a stock dividend or distribution or a stock issuance, become effective as of the record date therefor and, in the case of a subdivision or combination, be made as of the effective date thereof.

         4.2 In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of this Option pursuant to Subsection 4.1, the Aggregate Exercise Price shall remain unchanged, but the number of shares of capital stock or Option Securities obtainable on exercise of this Option, and the per share exercise price shall be adjusted as provided in Subsection 4.1.

         4.3 In the event of a capital reorganization or a reclassification of the Stock (except as provided in Subsection 4.1 or Subsection 4.4), the holder of this Option, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which he would have become entitled upon exercise immediately prior to such reorganization or reclassification, the shares (of any class or classes) or other Option Securities or property of the Company (or cash) that the Holder would have been entitled to receive at the same Aggregate Exercise Price upon such reorganization or reclassification if this Option had been exercised immediately prior thereto; and in any such case, appropriate provision shall be made for the application of this Section 4 with respect to the rights and interests thereafter of the Holder of this Option (including, but not limited to, the allocation of the Aggregate Exercise Price between or among the Option Securities), to the end that this Section 4 (including the adjustments of the number of shares of Stock or other Option Securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of this Option for any shares or other Option Securities or other property (or cash) thereafter deliverable upon the exercise of this Option.

         4.4 In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Holder a supplement to this Option or a new option providing that the Holder of this Option shall have the right thereafter (until the Expiration Date) to receive, upon exercise of this Option or any new option, at the same Aggregate Exercise Price, solely the kind and amount of shares of Option Securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by the Holder of this Option for the number and kind of Option Securities for which this Option might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental option or new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section. The above provision of this Subsection 4.4 shall similarly apply to successive consolidations, mergers, sales or transfers.

         4.5 Whenever the Option Securities purchasable upon exercise of this Option are modified as provided in Subsection 4.1 or 4.4 (provided that any such modifications shall not change or extend the expiration date of this Option), the Company will promptly deliver to the Holder a certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth the number and kind of Option Securities purchasable and the other property (including cash) receivable by the Holder upon exercise of this Option or any supplemental or new option. Such certificate will state that such adjustments in the kind of purchasable Option Securities and other property (including cash) receivable by the Holder upon exercise of this Option conform to the requirements of this
Section 4, and setting forth a brief statement of the facts accounting for such adjustments. In the event, the Holder of this Option does not agree with such determination of the Board of Directors of the Company as set forth in the certificate, the Company shall retain a firm of independent public accountants acceptable to the Holder to make any computation required under this Section 4, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 4.

         SECTION 5. Redemption and Dividend Consent Requirements. This Option may not be redeemed by the Company. During the period from the date hereof until exercise of this Option in full or through the Expiration Date, the Company shall not declare any dividends payable in cash or property (other than in liquidation, voluntary or involuntary dissolution or winding-up of the Company) without the prior written consent of the Holder of this Option.

         SECTION 6. Notice of Certain Corporation Action. In case the Company after the date hereof shall propose to effect any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or any sale, transfer or other disposition of its property and assets substantially as an entirety, or the liquidation, voluntary or involuntary dissolution or winding-up of the Company, then, in each such case, the Company shall mail (by first-class, postage prepaid mail) to the Holder of this Option notice of such proposed action, which notice shall specify the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up shall take place or commence, as the case may be, and which shall also specify any record date for determination of holders of the capital stock of the Company entitled to vote thereon or participate therein and shall set forth such facts with respect thereto as shall be reasonably necessary to indicate any adjustments in the number or kind of Option Securities purchasable upon exercise of this Option which will be required as a result of such action, and the Holder may thereafter exercise this Option. Such notice shall be filed and mailed in the case of any action covered by this Section 6, at least 20 days prior to the earlier of (i) the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up is expected to become effective, (ii) the date on which it is expected that holders of shares of the capital stock of record on such date shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, voluntary or involuntary dissolution or winding-up, or (iii) the record date for determination of holders of the capital stock of the Company entitled to vote on such action or participate in such action. Failure of the Holder to exercise this Option in whole or in part prior to any corporate action as described in this Section 6 shall not affect or alter the rights of the Holder as set forth in this Option.

         SECTION 7. Registration of Securities. The Holder shall have the right to demand and require to, and the Company shall, immediately prepare and file under the Securities Act a registration statement to allow the unrestricted sale of the Option Securities to the public from time to time, and the Company shall take all actions necessary to cause such registration statement to be current and effective during the period from the registration statement initially becoming effective through (i) the Expiration Date or (ii) at any other time when this Option is exercisable, so as to allow the unrestricted sale of the Option Securities by the Holder to the public. The Company will also file such applications and other documents necessary to permit the sale of the Option Securities to the public in all states which the Holder may reasonably request. In performing its obligations under this Section 7, the Company shall pay all expenses incident to such registration, including, without limitation, all registration, filing and applicable securities exchange and market system fees, all fees and expenses of complying with securities or blue sky laws, printing expenses, delivery expenses, transfer agent fees, fees and disbursements of counsel for the Company and its independent public accountants. The Holder shall be responsible for all fees and expenses of their counsel and other professional advisors.

         SECTION 8. Tax Withholdings. The Company's obligation to deliver the Option Securities upon the exercise of this Option may be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements. Subject to approval by the Board of Directors of the Company, the Holder may, in his discretion, use cash payment or shares of Common Stock or other Option Securities in satisfaction of all or part of the required federal, state and local income tax withholding incurred by the Holder in connection with the exercise of this Option ("Taxes") by any one or a combination of the following methods: (i) the Holder may make a cash payment to the Company, (ii) the Holder may have the Company withhold from the Option Securities otherwise issuable upon exercise of this Option a portion of those Option Securities with an aggregate Market Value equal to the amount of such Taxes (not to exceed 100 percent of such Taxes) as designated by the Holder, and (iii) the Holder may deliver to the Company, at the time the Option is exercised, one or more shares of Mature Shares held by the Holder (other than pursuant to the transaction triggering the Taxes) with an aggregate Market Value equal to such Taxes (not to exceed 100 percent of such Taxes). The Mature Shares, if applicable, delivered by the Holder to the Company in payment of all or any portion of the Taxes shall be canceled by the Company upon receipt.

         SECTION 9. Governing Law. This Option shall be construed in accordance with the laws of the State of Oklahoma applicable to contracts executed and to be performed wholly within such state.

         SECTION 8. Notice. Notices and other communications to be given to Holder of this Option shall be delivered by hand or by first-class mail, postage prepaid, to

                             Mr. Timothy J. Kilkenny
                                  12720 SW 58th
                                Mustang, OK 74069

(until another address is filed in writing by the Holder with the Company). Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or by first-class mail, postage prepaid to the Company at

                          FULLNET COMMUNICATIONS, INC.
                       200 North Harvey Street, Suite 1704
                          Oklahoma City, Oklahoma 73102

or such other address as the Company shall have designated by written notice to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

         SECTION 11. Successors. All the covenants and provisions of this Option by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder, and all covenants and provisions of this Option by or for the benefit of the Holder of this Option shall bind and inure to the benefit of the Holder of this Option.

         SECTION 12. Termination. This Agreement shall terminate as of the close of business on the Expiration Date, or such earlier date upon which this Option shall have been exercised in full. However, with respect to obligations contained herein regarding the registration of the Option Securities, such obligations shall continue on and after the Expiration Date if this Option is fully or partially exercised on or before the Expiration Date.

         SECTION 13. Benefits of this Agreement. Nothing in this Option shall be construed to give to any person or corporation other than the Company, and its respective successors and assigns hereunder and the registered holder of this Option any legal or equitable right, remedy or claim under this Option, but this Option shall be for the sole and exclusive benefit of the Company and its respective successors and assigns hereunder and the registered holder of this Option.

         IN WITNESS WHEREOF, Company has executed this Stock Option on December 8, 2000.

                           FULLNET COMMUNICATIONS, INC.


                           By: ____________________________________________
                               Timothy J. Kilkenny, Chief Executive Officer

                          PURCHASE FORM (CASH EXERCISE)
 (TO BE EXECUTED BY THE HOLDER OF THE STOCK OPTION IF EXERCISED IN WHOLE OR IN
  PART)

To: FULLNET COMMUNICATIONS, INC.
         The undersigned _____________________________________
                         Please insert name of Holder
hereby irrevocably elects, pursuant to Section 1.1 of the Option, to exercise the right of purchase represented by the Stock Option (the "Option") to which this Purchase Form is attached, for, and to purchase thereunder, ( ) shares of Common Stock provided for therein and tenders payment herewith to the order of FULLNET COMMUNICATIONS, INC. in the amount of $ . The undersigned requests that certificates for such shares of Common Stock be issued as follows:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Deliver to:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
and if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, that a new Stock Option for the balance remaining of shares of Common Stock purchasable under the Option be registered in the name of, and delivered to the undersigned at the address stated below:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Deliver to:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

Dated:                        ,             Signature __________________________
      ------------------------  ----

                                    (Signature  must  conform in all respects to
                                    the name of Holder as  specified on the face
                                    of the  Stock  Option  in every  particular,
                                    without   alteration,   enlargement  or  any
                                    change whatever.)

             PURCHASE FORM (STOCK IN LIEU OF CASH PAYMENT EXERCISE)
             ------------------------------------------------------
(TO BE EXECUTED BY THE HOLDER OF THE STOCK  OPTION IF  EXERCISED  IN WHOLE OR IN
PART)

To: FULLNET COMMUNICATIONS, INC.
         The undersigned
                         -------------------------------------------------------
                                      Please insert name of Holder
hereby irrevocably elects, pursuant to Section 1.2 of the Option, to exercise the right of purchase represented by the Stock Option (the "Option") to which this Purchase Form is attached, for, and to purchase thereunder, ( ) shares of Common Stock provided for therein and tenders payment herewith shares of Common Stock of the Company held by the Holder as evidenced by the certificate or certificates accompanying this Purchase Form. The undersigned requests that certificates for such shares of Common Stock be issued as follows:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Deliver to:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
and if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, that a new Stock Option for the balance remaining of shares of Common Stock purchasable under the Option be registered in the name of, and delivered to the undersigned at the address stated below:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Deliver to:
           ---------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

Dated:                        ,             Signature __________________________
      ------------------------  ----
                                                     (Signature  must conform in
                                                     all respects to the name of
                                                     Holder as  specified on the
                                                     face of the Stock Option in
                                                     every  particular,  without
                                                     alteration,  enlargement or
                                                     any change whatever.)

                                 ASSIGNMENT FORM
     (TO BE EXECUTED BY THE HOLDER OF THE STOCK OPTION ONLY UPON ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


 _________________________________ ("Assignee") the right to purchase___________
________________(___________________________) shares of Common Stock  subject to purchase under the Stock Option (the "Option") to which this Assignment is attached, and appoints ____________________________________________Attorney to
transfer said Option or portion thereof on the books of FULLNET COMMUNICATIONS, INC. with the full power of substitution in the premises. In accordance with
Section 3 of the Option, the undersigned requests that the Company execute, issue and deliver a new Stock Option evidencing the rights of the Assignee to purchase such assigned shares of Common Stock to Assignee as follows:

Name:
- --------------------------------------------------------------------------------
Address:
- --------------------------------------------------------------------------------
Deliver to:
- --------------------------------------------------------------------------------
Address:
- --------------------------------------------------------------------------------
and if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable under the Option, that the Company execute, issue and deliver a new Stock Option for the balance remaining of shares of Common Stock purchasable under the Option to be registered in the name of, and delivered to the undersigned at the address stated below:
Name:
- --------------------------------------------------------------------------------
Address:
- --------------------------------------------------------------------------------
Deliver to:
- --------------------------------------------------------------------------------
Address:
- --------------------------------------------------------------------------------

Dated:                        ,     .
       -----------------------  ----

In the presence of:

                                                     Signature _________________
Signature Guaranteed:
                                                     (Signature  must conform in
                                                     all respects to the name of
                                                     Holder as  specified on the
                                                     face of the Stock Option in
                                                     every  particular,  without
                                                     alteration,  enlargement or
                                                     any change whatsoever,  and
                                                     the   signature   must   be
                                                     guaranteed   in  the  usual
                                                     manner.)



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